YIELDQUEST FUNDS TRUST (the “Trust”)

Supplement to the Prospectus dated February 28, 2011

Supplement dated October 5, 2011

CLOSING OF CORE EQUITY FUND AND TAX-EXEMPT BOND FUND

The Board of Trustees of the Trust has determined to redeem all outstanding shares of the YieldQuest Core Equity Fund and the YieldQuest Tax-Exempt Bond Fund (each a “Fund” and collectively, the “Funds”) and to cease operations of the Funds due to the fact that YieldQuest Advisors, LLC (the “Advisor”) has advised the Board of Trustees that it is no longer economically viable to continue managing the Funds as a result of each Fund’s small asset size and increasing regulatory and operating costs paid by the Funds’ Advisor.

The Funds are no longer accepting purchase orders for their shares and will close effective as of October 26, 2011 (the “Closing Date”). Shareholders may redeem a Fund’s shares at any time prior to the Closing Date. Procedures for redeeming your account, including reinvested distributions, are contained in the section “How to Redeem Shares” of the YieldQuest Funds’ Prospectus. Any shareholders that have not redeemed their shares prior to the Closing Date will have their shares automatically redeemed as of that date, with proceeds being sent to the address of record. If your Fund(s) shares were purchased through a broker-dealer and are held in a brokerage account, redemption proceeds may be forwarded by the Fund directly to the broker-dealer for deposit into your brokerage account.

The Funds are no longer pursuing their investment objectives. All holdings in the Funds’ portfolios are being liquidated, and the proceeds will be invested in money market instruments or held in cash. Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional Fund shares, unless you have requested payment in cash.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax adviser regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account (IRA) or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another IRA within 60 days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you are the trustee of a qualified retirement plan or the custodian of a 403(b)(7) custodian account (tax-sheltered account) or a Keogh account, you may reinvest the proceeds in any way permitted by its governing instrument.

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This supplement and the Prospectus provide the information a prospective investor should know about the Funds and should be retained for future reference. A Statement of Additional Information, dated February 28, 2011 has been filed with the Securities and Exchange Commission, and is incorporated herein by reference. You may obtain the Prospectus or Statement of Additional Information without charge by calling the Funds at (877) 497-3634.